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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 13, 2000


                                 INCHORUS.COM
                                 ------------
            (Exact name of registrant as specified in its charter)

                                   000-28069
                                   ---------
                           (Commission File Number)

             Nevada                                      86-0891610
             ------                                      ----------
  (State or other jurisdiction             (I.R.S. Employer Identification No.)
of incorporation or organization)

       2041 Mission College Boulevard, Suite 259, Santa Clara, CA 95054
       ----------------------------------------------------------------
          (Address of Principal Executive Offices Including Zip Code)

      Registrant's telephone number, including area code: (408) 566-6000
                                                           -------------
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ITEM 5.  OTHER EVENTS

     On October 13, 2000, the Company terminated nine of its employees in order to reduce operating expenses to bring them more in line with revenues. As a result the Company now has twenty-three employees, including eight in product development, nine in marketing, sales and business development and six in administration.


                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INCHORUS.COM

Date: October 25, 2000                 By: /s/ William Yuan
                                           ----------------
                                           William Yuan, Chief Executive Officer

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